1Q 2010 Earnings Call

April 30, 2010

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q1 2010 Highlights

- Adjusted net income of $5.7 million (13 cents per share) compared to $10.4 million (24 cents per share) in Q1 2009, including positive currency effects of 1 cent per share
- Net sales of $120.0 million compared to $136.3 million in Q1 2009, a decrease of 12.0% (organic decline of 17.1%)
- Adjusted operating income of $10.2 million compared to $17.1 million in Q1 2009, including positive currency effects of $0.9 million
- First quarter orders of $119.6 million compared to $123.1 million in Q1 2009, a decrease of 2.9% (organic decline of 8.2%)
- Backlog of $281.3 million

Q1 2010 Highlights Continued

- Results better than expectations
  - Organic sales down 17%; defense up 29% but offset by declines in other markets
    - Difficult comp in Q1 2009 as we were still growing and organic sales increased 18% in Q1 2009 compared to Q1 2008
  - Organic orders down 8%
    - Growth in commercial marine (net of cancellations) and general industrial offset by declines in other markets
  - Gross profit margin maintained at 35%, despite decline in sales
- Sequential results encouraging
  - Organic sales down 5%; solid growth in commercial marine and general industrial
  - Organic orders up 22%; growth in commercial marine, oil & gas, defense and general industrial
  - General industrial orders have increased 3 consecutive quarters

Revenue and Adjusted Operating Income

Revenue


$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$393.6
$506.3
$604.9
$525.0
$136.3
$120.0
2006
2007
2008
2009
Q1 2009
Q1 2010

	2006	2007	2008	2009	Q1 2009	Q1 2010
Existing Businesses	--	13.5%	13.9%	(8.1)%	--	(17.1)%
Acquisitions	--	8.0%	1.1%	0.2%	--	0.4%
FX Translation	--	7.1%	4.5%	(5.3)%	--	4.7%
Total Growth		28.6%	19.5%	(13.2)%	--	(12.0)%

Adjusted Operating Income (1)


$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$52.6
$72.9
$90.8
$66.2
$17.1
$10.2
2006
2007
2008
2009
Q1 2009
Q1 2010

	2006	2007	2008	2009	Q1 2009	Q1 2010
% Margin	13.4%	14.4%	15.0%	12.6%	12.5%	8.5%

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Orders and Backlog

Orders


$720.0
$600.0
$480.0
$360.0
$240.0
$120.0
$0.0
$442.3
$589.0
$682.1
$462.4
$123.1
$119.6
2006
2007
2008
2009
-
Q1 2009
Q1 2010

	Q1 2009	Q1 2010
Existing Businesses	--	(8.2)%
Acquisitions	--	0.7%
FX Translation	--	4.6%
Total Growth	--	(2.9)%

Backlog


$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$302.8
$366.8
$398.9
$400.3
$349.0
$322.3
$326.9
$325.3
$290.9
$281.3
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Note: Dollars in millions.

Colfax

Q1 2010 Sales and Orders by End Market

Sales: $120.0 million


Global Defense 10%
General Industrial 38%
Commercial Marine 28%
Oil & Gas 10%
Power Generation 14%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	(13)%	(23)%
Oil & Gas	(39)%	(40)%
Power Generation	(7)%	(11)%
Global Defense	30%	29%
General Industrial	(10)%	(14)%
Total	(12)%	(17)%

Orders: $119.6 million


Global Defense 11%
General Industrial 39%
Commercial Marine 28%
Oil & Gas 11%
Power Generation 11%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	54%	37%
Oil & Gas	(28)%	(30)%
Power Generation	(31)%	(33)%
Global Defense	(42)%	(42)%
General Industrial	12%	7%
Total	(3)%	(8)%

2010 Q1 vs. 2009 Q4 Sales and Orders by End Market

Sales

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	10%	15%
Oil & Gas	(49)%	(49)%
Power Generation	(3)%	1%
Global Defense	(30)%	(30)%
General Industrial	8%	13%
Total	(8)%	(5)%

Orders

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	75%	85%
Oil & Gas	47%	47%
Power Generation	(23)%	(22)%
Global Defense	5%	6%
General Industrial	6%	11%
Total	18%	22%

Q1 2010 Year-Over-Year Results

- Sales down 13% year-over-year (23% organic decline)
- Orders up 54% year-over-year (37% organic growth)

Q1 2010 vs. Q4 2009 Results

- Sales up 10% quarter-over-quarter (15% organic growth)
- Orders up 75% quarter-over-quarter (85% organic growth)

Highlights and Outlook

- Better than expected marine sales in Q1 2010 timing-related; orders rebounding from low levels
- Cancellations were $3 million in Q1 2010 vs. $9 million in Q1 2009 and $3 million in Q4 2009
- Approximately 10,000 ships on order at shipyards
- Focusing on aftermarket and high spec opportunities

Colfax Q1 10 Sales Split


28% Comm. Marine

Colfax Q1 10 Orders Split


28% Comm. Marine

Q1 2010 Year-Over-Year Results

- Sales down 39% year-over-year (40% organic decline)
- Orders down 28% year-over-year (30% organic decline)

Q1 2010 vs. Q4 2009 Results

- Sales down 49% quarter-over-quarter (49% organic decline)
- Orders up 47% quarter-over-quarter (47% organic growth)

Highlights and Outlook

- New project orders beginning to book; strong sequential growth
- Stable oil prices supporting activity
- Solid activity in Canada, Latin America, Middle East and Asia

Colfax Q1 10 Sales Split


10% O&G

Colfax Q1 10 Orders Split


11% O&G

Q1 2010 Year-Over-Year Results

- Sales down 7% year-over-year (11% organic decline)
- Orders down 31% year-over-year (33% organic decline)

Q1 2010 vs. Q4 2009 Results

- Sales down 3% quarter-over-quarter (1% organic growth)
- Orders down 23% quarter-over-quarter (22% organic decline)

Highlights and Outlook

- Solid backlog; several new infrastructure projects underway
- Continue to focus on expanding presence in Asia

Colfax Q1 10 Sales Split


14%
Power
Gen.

Colfax Q1 10 Orders Split


11%
Power
Gen.

Global Defense Market Perspective

Q1 2010 Year-Over-Year Results

- Sales up 30% year-over-year (29% organic growth)
- Orders down 42% year-over-year (42% organic decline)

Q1 2010 vs. Q4 2009 Results

- Sales down 30% quarter-over-quarter (30% organic decline)
- Orders up 5% quarter-over-quarter (6% organic growth)

Highlights and Outlook

- Sales up in Q1 2010 due to increase in navy defense funding in U.S.
- Orders down in Q1 2010 due to large orders booked in first half 2009 related to seven Virginia class subs
- Solid backlog
- ROW navies also expanding (projects in several European countries, Brazil, Australia, India and Malaysia)

Colfax Q1 10
Sales Split


10%
Defense

Colfax Q1 10
Orders Split


11%
Defense

Q1 2010 Year-Over-Year Results

- Sales down 10% year-over-year (14% organic decline)
- Orders up 12% year-over-year (7% organic growth)

Q1 2010 vs. Q4 2009 Results

- Sales up 8% quarter-over-quarter (13% organic growth)
- Orders up 6% quarter-over-quarter (11% organic growth)

Highlights and Outlook

- Sales down year-over-year; sequential results encouraging
- Third quarter in a row of order growth
- Particular strength in chemical, machinery support and diesel engine submarkets
- Seeing positive signs in Europe - remain cautious; strength in U.S. too

Colfax Q1 10
Sales Split


38%
General
Industrial

Colfax Q1 10
Orders Split


39%
General
Industrial

- Continuing to rightsize to align capacity with demand
- Major actions beginning in 2009:
  - Reduced temporary, contract and full-time employees (approximately 340 associates)
  - Implemented furlough programs in Germany (approximately 90 full-time equivalents)
  - Closed two facilities in North Carolina
- Expected savings of about $30 million in 2010, including expected furlough-related savings (restructuring costs of $18.2 million in 2009 and $4.0 million YTD 2010)
- Additional restructuring anticipated based on organizational realignment
- Will remain agile and respond as conditions warrant
- Intensifying CBS activities in all areas

Strong Financial Condition

- Strong balance sheet
  - Debt of $90 million, principal payments of $9 million in 2010, matures in 2013
  - Cash = $60 million
  - $136 million available on revolver
- Strong cash flow
  - LTM Adjusted EBITDA of $74 million

Note: As of 4/2/209

Income Statement Summary

	Three Months Ended		Delta	
	April 2, 2010	April 3, 2009	$	%
Orders	$ 119.6	$ 123.1	$ (3.5)	(2.9)%
Sales	$ 120.0	$ 136.3	$ (16.4)	(12.0)%
Gross Profit	$ 41.8	$ 48.0	$ (6.3)	(13.0)%
% of Sales	34.8%	35.2%		
SG&A Expenses	$ 29.9	$ 29.5	$ 0.4	1.2 %
R&D Expense	1.6	1.4	0.2	15.7 %
Operating Expenses	$ 31.5	$ 30.9	$ 0.6	1.9 %
% of Sales	26.3%	22.7%		
Adjusted Operating Income	$ 10.2	$ 17.1	$ (6.8)	(40.0)%
% of Sales	8.5%	12.5%		
Adjusted Net Income	$ 5.7	$ 10.4	$ (4.6)	(44.6)%
% of Sales	4.8%	7.6%		
Adjusted Net Income Per Share	$ 0.13	$ 0.24	$ (0.11)	(44.5)%

Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Statement of Cash Flows Summary

	Three Months Ended	
	April 2, 2010	April 3, 2009
Net (loss) income	$ (0.7)	$ 6.9
Non-cash expenses	2.4	2.6
Change in working capital and accrued liabilities	7.2	(6.4)
Other	7.2	7.6
Total Operating Activities	**16.1**	**10.7**
Capital expenditures	(2.5)	(3.1)
Total Investing Activities	**(2.5)**	**(3.1)**
Repayments of borrowings	(1.3)	(1.3)
Other	-	(0.2)
Total Financing Activities	**(1.3)**	**(1.5)**
Effect of exchange rates on cash	(2.1)	(0.5)
Increase in cash	**10.2**	**5.6**
Cash, beginning of period	50.0	28.8
Cash, end of period	**$ 60.2**	**$ 34.4**

Note: Dollars in millions.

2010 Outlook Summary

Revenue Range			
2010 Organic growth (decline) (1)	(5)%	To	(9)%
2010 Total	$480 million	To	$500 million

EPS Range			
2010 Net income per share	$0.35	To	$0.45
2010 Adjusted net income per share (2)	$0.67	To	$0.77

Assumptions	
Asbestos coverage litigation	$9 million
Asbestos liability and defense costs	$4 million
Euro(3)	$1.35
Tax rate	32%
Interest expense	$6 million
Outstanding shares	43.3 million

(1) Excludes impact of acquisitions and foreign exchange rate fluctuations

(2) Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges

(3) Spot rate as of 4/1/10

(See Appendix for Non-GAAP reconciliation)

NOTE: Guidance as of 4/30/10

Well Positioned for the Future

- Global Leader in Specialty Fluid Handling Products
- Proven Application Expertise in Solving Critical Customer Needs
- Serving Fast Growing Infrastructure Driven End Markets

Colfax

- Leading Brand Names Generating Aftermarket Sales and Services
- Experienced Management Team in Place to Grow Organically and Through Strategic Acquisitions
- CBS-Driven Culture Focused on Profitable Sales Growth

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, EBITDA, adjusted EBITDA, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense costs and asbestos coverage litigation expenses, certain due diligence costs, certain legacy legal charges, restructuring and other related charges as well as one time initial public offering-related costs to the extent they impact the periods presented. Adjusted net income, adjusted net income per share and projected adjusted net income per share present income taxes at an effective tax rate of 32%. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team (except in the case of EBITDA).

Sales and order information by end market are estimates. We periodically update our customer groupings in order to refine these estimates.

Non-GAAP Reconciliation

	Three Months Ended	
	April 2, 2010	April 3, 2009
Adjusted Net Income and Adjusted Earnings per Share		
Net (loss) income	$ (653)	$ 6,861
Restructuring and other related charges	4,039	661
Asbestos liability and defense costs	1,435	1,645
Asbestos coverage litigation expenses	3,881	2,966
Tax adjustment to effective rate of 32%	(2,966)	(1,773)
Adjusted net income	$ 5,736	$ 10,360
Adjusted net income margin	4.8%	7.6%
Weighted average shares outstanding - diluted	43,242,659	43,312,306
Adjusted net income per share	$ 0.13	$ 0.24
Net (loss) income per share—basic and diluted in accordance with GAAP	$ (0.02)	$ 0.16
Adjusted Operating Income		
Operating income	$ 893	$ 11,810
Restructuring and other related charges	4,039	661
Asbestos liability and defense costs	1,435	1,645
Asbestos coverage litigation expenses	3,881	2,966
Adjusted operating income	$ 10,248	$ 17,082
Adjusted operating income margin	8.5%	12.5%

Note: Dollars in thousands.

Colfax

Non-GAAP Reconciliation

	Three Months Ended				Last Twelve Months	
	April 2, 2010		April 3, 2009		April 2, 2010	
EBITDA						
Net (loss) income	$	(653)	$	6,861	$	14,208
Interest expense		1,813		1,846		7,179
(Benefit) provision for income taxes		(267)		3,103		6,155
Depreciation and amortization		3,735		3,373		14,788
EBITDA	$	4,628	$	15,183	$	42,330
EBITDA margin		3.9%		11.1%		8.3%
Adjusted EBITDA						
Net (loss) income	$	(653)	$	6,861	$	14,208
Interest expense		1,813		1,846		7,179
(Benefit) provision for income taxes		(267)		3,103		6,155
Depreciation and amortization		3,735		3,373		14,788
Restructuring and other related charges		4,039		661		21,553
Asbestos liability and defense costs (income)		1,435		1,645		(2,403)
Asbestos coverage litigation expenses		3,881		2,966		12,657
Adjusted EBITDA	$	13,983	$	20,455	$	74,137
Adjusted EBITDA margin		11.7%		15.0%		14.6%

Non-GAAP Reconciliation

	2009	2008	2007	2006
Adjusted Operating Income				
Operating income	$ 38,459	$ 16,689	$ 123,275	$ 19,543
Restructuring and other related charges	18,175	-	-	-
Asbestos liability and defense costs	(2,193)	(4,771)	(63,978)	21,783
Asbestos coverage litigation expenses	11,742	17,162	13,632	12,033
IPO-related costs	-	57,017	-	-
Legacy legal adjustment	-	4,131	-	8,330
Due diligence costs	-	582	-	-
Other post-employment benefit settlement	-	-	-	(9,102)
Adjusted operating income	$ 66,183	$ 90,810	$ 72,929	$ 52,587
Adjusted operating income margin	12.6%	15.0%	14.4%	13.4%

Note: Dollars in thousands.

Sales & Order Growth

	Sales		Orders		Backlog at Period End	
Three Months Ended April 3, 2009	$ 136.3		$ 123.1		$ 322.3	
Components of Change:						
Existing businesses	(23.3)	(17.1)%	(10.0)	(8.2)%	(50.9)	(15.8)%
Acquisitions	0.5	0.4 %	0.8	0.7 %	1.3	0.4 %
Foreign currency translation	6.5	4.7 %	5.7	4.6 %	8.6	2.7 %
Total	(16.3)	(12.0)%	(3.5)	(2.9)%	(41.0)	(12.7)%
Three Months Ended April 2, 2010	$ 120.0		$ 119.6		$ 281.3	

Note: Dollars in millions.

Colfax Corporation
Reconciliation of Projected 2010 Net Income Per Share to Adjusted Net Income Per Share
Amounts in Dollars
(Unaudited)

	EPS Range	
Projected net income per share - diluted	$ 0.35	$ 0.45
Restructuring and other related charges incurred year-to-date	0.06	0.06
Estimated restructuring and other related charges [1]	0.06	0.06
Asbestos coverage litigation expenses	0.14	0.14
Asbestos liability and defense costs	0.06	0.06
Projected adjusted net income per share - diluted	$ 0.67	$ 0.77

[1] Represents estimated restructuring and other related charges for actions implemented through April 30, 2010.